471 P-4

                        SUPPLEMENT DATED JANUARY 23, 2008
                               TO THE PROSPECTUS
                        PROSPECTUS DATED AUGUST 1, 2007
                        OF FRANKLIN MUTUAL RECOVERY FUND

The prospectus is amended as follows:

I. The last sentence in the last paragraph on page 18 of the Prospectus is amended to read as follows: The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the manager's opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives (together, "Hedging Instruments").

II. On page 26 of the Prospectus, the following paragraph is added as the second paragraph under the heading "Derivative Securities" and the paragraph thereafter is amended to read as follows:
The Fund may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

Forward foreign currency exchange contracts and put options are considered derivative investments because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund's investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure or default by any other party, or inability to close out a position because the trading market became illiquid.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.